united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22440

Alternative Strategies Fund

(Exact name of registrant as specified in charter)

520 Madison Avenue New York, NY 10022

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 12/31/14

Item 1. Reports to Stockholders.

LADENBURG THALMANN
ESTABLISHED 1876

Alternative Strategies Fund

Symbol: LTAFX
www.LTAFX.com

Distributed by Ladenburg Thalmann & Co. Inc.

Semi-Annual Report
December 31, 2014

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. This and other information is contained in the Fund's prospectus. Please read the prospectus carefully before you invest or send money. Fund shares are not FDIC insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal. **You may find the prospectus documents for free by calling toll-free (+1-800-995-5267) or visiting www.LTAFX.com.**

Fund Shareholders,

We want to thank you for your investment in the Ladenburg Thalmann Alternative Strategies Fund (the “Fund”). We appreciate the trust you have placed in us and your interest in this unique investment.

A diversified portfolio aims to have lower risk than any individual holding. The Fund’s asset allocation is dynamic and allows us to be nimble in responding to market changes.  The Fund's investment objective is to seek attractive risk-adjusted returns, using investments which are alternative in nature and perform differently than equities and fixed income. Our goal is to provide a consistent quarterly dividend using a multi-strategy approach that targets stable long-term growth.

In 2014, the Fund had a total return of 10.32% compared to the S&P500 at 13.69% and the Barclay's Government Credit Bond Index at 6.01%, ranking in the 92nd percentile of multi-alternative funds based on data provided by Bloomberg. The fund maintained its quarterly dividend and had a distribution yield of 6.15% as of December 2014. This solid performance was driven primarily by our traded real estate investment trusts (REITs) and our non-traded portfolio’s consistent distributions and several liquidity events, which returned cash to the fund. Mortgages1 posted a total return of 17.9% driven by falling interest rates. This offset weakness in our business development company (BDC) and master limited partnership (MLP) investments, which have a concentration in energy related companies and performed poorly due to the drop in oil prices. BDCs lend money to private companies and MLPs profit from the transportation of oil and natural gas through pipelines.

Our non-traded portfolio provided stability and a consistent distribution stream to the portfolio.  One of the securities, Griffin American Healthcare II, was purchased by Northstar Realty Finance Corp (NRF), resulting in a cash and stock payment to the Fund. These liquidity events are beneficial as they allow us to either redeploy assets into other investments or continue to hold the now liquid traded instrument. With many of our nontraded holdings closed to new investments, we anticipate more of such events in the next year.

With Appreciation,

Ladenburg Thalmann Asset Management

Disclosure:
Dividends and distributions are not guaranteed.  The annualized distribution is as of December 12th, 2014 and is based on the $0.1466 per share divided by the $9.54 Net Asset Value (NAV) multiplied by 4. Distribution Rates will vary. Distribution amount includes net investment income, capital gains and return of capital. Distribution amount is not indicative of fund performance. The quarterly distribution yield is calculated by annualizing the quarter’s distribution and dividing by the NAV on the dividend payable date.

Past performance is no guarantee of future results.  As portfolio and market conditions change, future distributions will vary and may not be obtained in the future.  Individual performance results will vary and may include the reinvestment of income, dividends and capital gain distribution. There are risks involved with all investments that could include tax penalties and risk/loss of principal.  Returns for performance under one year are cumulative, not annualized. Performance results for periods under one year are short-term and may not provide an adequate basis for evaluating the performance potential of the fund over varying market conditions or economic cycles.   Before investing in the Fund you should consider carefully the following risks the Fund faces through its direct investments and its investments in Investment Funds.  Before you invest, you should read the prospectus and any other documents carefully.

The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or asset class. An investment in the Fund’s shares may involve certain costs and risks such as derivatives risk, liquidity risk, interest rate risk, market risk, credit risk, mortgage-backed and asset-backed risks, real estate securities risk, and management risk. The Fund’s investment in Master Limited Partnerships (MLP) expose the Fund to significant risks and volatility associated with the energy sector, and also present a number of tax risks. The fund’s investment in Real Estate Investment Trusts (“REITs”) has the risk of 1) their high level of leverage 2) their investment strategy may change without shareholder consent 3) they may fail to qualify as a REIT for tax purposes or 4) for privately issued REITs there may be no public market for the shares which are illiquid. The Fund’s investment in BDCs are subject to capital and leverage risk, potential conflicts of interest, cash flow risk and credit risk. Share price and investment return will fluctuate such that an investor’s shares may be worth more or less than their original cost upon redemption.

Comparisons to indexes have limitations because indexes have volatility and other material characteristics that may differ from a particular mutual fund. Any indices and other financial benchmarks are provided for illustrative purposes only. The volatility of any Investment Index is materially different from the model portfolio or Fund. Particularly, an Investment Index has results that do not represent actual trading or any material economic and market factors that might have had an impact on the adviser’s decision-making. It is not possible to invest directly in an index. Index performance does not reflect the deduction of any fees or expenses.

Ladenburg Thalmann Asset Management, Inc. is a SEC Registered Investment Adviser under the Investment Advisers Act of 1940 (“Advisers Act”) and Ladenburg Thalmann & Co. Inc. is a broker/dealer and Distributor of the fund. Both financial entities are wholly owned subsidiaries of our parent company “Ladenburg Thalmann Financial Services, Inc." which is listed on the NYSE_MKT exchange under the symbol LTS. www.ladenburg.com.  For a free prospectus and other information, please call 800-995-5267 or visit www.ltafx.com .

Not FDIC Insured - No Bank Guarantee - May Lose Value

____________________________________________

1 Represented by the FTSE NAREIT Mortgage REIT Index

1

Alternative Strategies Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2014

Annualized Total Returns as of December 31, 2014

	Six Months***	One Year	Three Year	Since Inception*
Alternative Strategies Fund:
Without Sales Load	0.13%	10.32%	6.17%	4.97%
With Sales Load**	(5.84)%	3.73%	3.99%	3.45%
Barclays Gov’t /Credit Bond Index	1.99%	6.01%	2.76%	3.39%
S&P 500 Total Return Index	6.12%	13.69%	20.41%	17.18%

*	The Fund commenced operations on September 28, 2010.

**	Adjusted for initial maximum sales charge of 6.00%.

***	Non-annualized.

The Barclays Gov’t/Credit Bond Index is an unmanaged index which measures performance of U.S. dollar denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to 1 year. In addition, the securities have $250 million or more of outstanding face value, and must be fixed rate and non-convertible. Investors cannot invest directly in an index or benchmark.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The performance data quoted here is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expense, including underlying funds, is 3.09% before fee waivers, per the Fund’s December 30, 2014 prospectus. After fee waivers, the Fund’s total annual operating expenses are 2.94%. Shares of the Fund are subject to a maximum sales charge imposed on purchases of 6.00%. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of Fund shares. For performance information current to the most recent month-end, please call 1-877-803-6583.

Portfolio Analysis as of December 31, 2014 (Unaudited)
Sector	Percent of Net Assets
Real Estate Investment Trusts	48.97%
Common Stocks	27.49%
Private Investments	12.48%
Closed-End Funds	9.29%
Mutual Fund	0.95%
Short-Term Investments	0.30%
Senior Common Stock	0.04%
Other Assets Less Liabilities	0.48%
Total	100.00%

2

Alternative Strategies Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
December 31, 2014

Shares		Value
	COMMON STOCK - 27.49%
	DIVERSIFIED FINANCIAL SERVICES - 2.76%
28,700	Arlington Asset Investment Corp.	$763,707

	INVESTMENT COMPANIES - 14.23%
46,435	Ares Capital Corp.	724,618
75,062	FS Investment Corp.	745,366
18,900	PennantPark Floating Rate Capital Ltd.	259,497
87,896	PennantPark Investment Corp.	837,649
96,540	Prospect Capital Corp.	797,420
19,660	Solar Capital Ltd.	354,077
14,181	Solar Senior Capital Ltd.	212,290
		3,930,917
	OIL & GAS SERVICES - 0.83%
12,600	Marlin Midstream Partners LP	229,068

	PIPELINES - 7.44%
22,900	Enbridge Energy Partners LP	913,710
13,700	Energy Transfer Partners LP	890,500
3,750	MarkWest Energy Partners LP	251,962
		2,056,172
	TRANSPORTATION - 2.23%
23,000	Teekay Offshore Partners LP	616,170

	TOTAL COMMON STOCK	7,596,034
	(Cost - $7,773,942)

	REAL ESTATE INVESTMENT TRUSTS - 48.97%
24,100	American Capital Agency Corp.	526,103
48,119	Annaly Capital Management, Inc.	520,166
159,917	Armour Residential REIT, Inc.	588,495
60,100	CYS Investments Inc.	524,072
86,361	Dividend Capital + #	928,720
82,010	Griffin Essential Asset II, Inc. + #	762,693
82,010	Griffin American Healthcare REIT III, Inc. + #	762,693
27,200	Hatteras Financial Corp.	501,296
170,164	Hines Global REIT, Inc. + #	1,826,704
47,100	Javelin Mortgage Investment Corp.	488,427
67,000	New York Mortgage Trust, Inc.	516,570
21,244	NorthStar Realty Finance Corp.	373,468
135,627	Phillips Edison ARC Shopping Center REIT, Inc. + #	1,574,616
141,402	Steadfast Income REIT, Inc. + #	1,810,262
154,928	Strategic Storage Trust, Inc. + #	1,826,038
	TOTAL REAL ESTATE INVESTMENT TRUSTS	13,530,323
	(Cost - $12,528,248)

	SENIOR COMMON STOCK - 0.04%
6,740	Pacific Office Properties Trust, Inc. + #	10,110
	TOTAL SENIOR COMMON STOCK
	(Cost - $58,706)

The accompanying notes are an integral part of these financial statements.

3

Alternative Strategies Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2014

Shares		Value
	CLOSED-END FUNDS - 9.29%
136,539	Cushing MLP Total Return Fund	$805,580
29,841	Kayne Anderson Energy Total Return Fund	831,072
24,390	Kayne Anderson MLP Investment Co.	931,210
	TOTAL CLOSED-END FUNDS	2,567,862
	(Cost - $2,516,062)

	MUTUAL FUND - 0.95%
	ALTERNATIVE INVESTMENT - 0.95%
24,728	AQR Managed Futures Strategy Fund	262,859
	TOTAL MUTUAL FUND
	(Cost - $250,000)

	PRIVATE INVESTMENTS - 12.48%
	BUSINESS DEVELOPMENT - 7.75%
104,573	Corporate Capital Trust, Inc. + #	1,035,267
125,711	HMS Income Fund, Inc. + #	1,105,000
		2,140,267
	EQUIPMENT LEASING - 1.06%
223	Cypress Equipment Fund 17 LLC + #	91,701
651	Cypress Equipment Fund 18 LLC + #	202,431
		294,132
	LAND DEVELOPMENT - 3.67%
36,635	Walton Kimberlin Heights, LP *+ #	340,705
10,752	Walton Sherwood Acres, LP *+ #	99,994
10,752	Walton US Land Fund 1, LP *+ #	99,993
19,855	Walton US Land Fund 2, LP *+ #	140,176
37,655	Walton US Land Fund 3, LP *+ #	332,871
		1,013,739

	TOTAL PRIVATE INVESTMENTS	3,448,138
	(Cost - $4,101,371)

	SHORT-TERM INVESTMENT - 0.30%
81,961	Fidelity Institutional Money Market Fund - Money Market
	Portfolio, 0.07% ^	81,961
	TOTAL SHORT-TERM INVESTMENT
	(Cost - $81,961)

	TOTAL INVESTMENTS - 99.52%
	(Cost - $27,310,290) (a)	$27,497,287
	OTHER ASSETS LESS LIABILITIES - 0.48%	133,730
	NET ASSETS - 100.00%	$27,631,017

The accompanying notes are an integral part of these financial statements.

4

Alternative Strategies Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2014

*	Non-income producing.

+	Illiquid security. Total illiquid securities represents 46.87% of net assets as of December 31, 2014.

#	Fair Value estimated using fair value procedures adopted by the Board of Trustees.

Total Value of such securities is $12,949,974 or 46.87% of net assets. See Note 2 of the Notes to Financial Statements.

^	Money market fund; interest rate reflects the seven-day effective yield on December 31, 2014.

LP - Limited Partnership

MLP - Master Limited Partnership

LLC - Limited Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $26,761,958 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$2,257,698
Unrealized depreciation:	(1,522,369)
Net unrealized appreciation:	$735,329

The accompanying notes are an integral part of these financial statements.

5

Alternative Strategies Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
December 31, 2014

Assets:
Investments in Securities at Value (identified cost $27,310,290)	$27,497,287
Dividends and Interest Receivable	207,231
Receivable for Fund Shares Sold	16,914
Prepaid Expenses and Other Assets	41,167
Total Assets	27,762,599

Liabilities:
Payable for Securities Purchased	465
Distributions Payable	86,316
Accrued Advisory Fees	12,976
Accrued Distribution Fees	12,364
Payable to Other Affiliates	3,616
Other Accrued Expenses	15,845
Total Liabilities	131,582

Net Assets (Unlimited shares of beneficial interest of no par value authorized; 2,860,719 shares of beneficial interest outstanding)	$27,631,017

Net Asset Value and Redemption Price Per Share ($27,631,017/2,860,719 shares of beneficial interest outstanding)	$9.66
Offering Price Per Share ($9.66/0.94)	$10.28

Composition of Net Assets:
At December 31, 2014, Net Assets consisted of:
Paid-in-Capital	$26,759,486
Undistributed Net Investment Income	633,357
Accumulated Net Realized Gain on Investments	51,177
Net Unrealized Appreciation on Investments	186,997
Net Assets	$27,631,017

The accompanying notes are an integral part of these financial statements.

6

Alternative Strategies Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended December 31, 2014

Investment Income:
Dividend Income	$1,143,397
Interest Income	79
Total Investment Income	1,143,476

Expenses:
Investment Advisory Fees	101,539
Shareholder Servicing Fees	33,847
Legal Fees	15,590
Transfer Agent Fees	15,123
Administration Fees	15,051
Registration & Filing Fees	13,106
Trustees’ Fees	13,058
Printing Expense	12,602
Fund Accounting Fees	12,285
Audit Fees	9,829
Chief Compliance Officer Fees	9,829
Pricing Expense	5,042
Custody Fees	2,773
Miscellaneous Expenses	1,386
Insurance Expense	605
Total Expenses	261,665
Less: Fees Waived by Adviser	(24,848)
Net Expenses	236,817

Net Investment Income	906,659

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on:
Investments	301,095
Net Change in Unrealized Depreciation on:
Investments	(1,246,811)
Net Realized and Unrealized Loss on Investments	(945,716)

Net Decrease in Net Assets Resulting From Operations	$(39,057)

The accompanying notes are an integral part of these financial statements.

7

Alternative Strategies Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six	For the Year
	Months Ended	Ended
	December 31, 2014	June 30, 2014
	(Unaudited)
Operations:
Net Investment Income	$906,659	$1,332,895
Net Realized Gain (Loss) on Investments	301,095	(764,598)
Distributions of Capital Gains From Underlying Investment Companies	—	86,806
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,246,811)	1,516,526
Net Increase (Decrease) in Net Assets Resulting From Operations	(39,057)	2,171,629

Distributions to Shareholders From:
Net Investment Income ($0.30 and $0.24 per share, respectively)	(822,871)	(668,616)
Return of Capital ($0.00 and $0.35 per share, respectively)	—	(930,494)
Total Distributions to Shareholders	(822,871)	(1,599,110)

From Shares of Beneficial Interest Transactions:
Proceeds from Shares Issued (303,200 and 448,137 shares, respectively)	2,971,179	4,248,061
Distributions Reinvested (50,975 and 111,686 shares, respectively)	493,185	1,050,163
Cost of Shares Redeemed (188,337 and 683,599 shares, respectively)	(1,862,871)	(6,560,001)
Total From Shares of Beneficial Interest Transactions	1,601,493	(1,261,777)

Increase (Decrease) in Net Assets	739,565	(689,258)

Net Assets:
Beginning of Period	26,891,452	27,580,710
End of Period	$27,631,017	$26,891,452

Undistributed Net Investment Income at End of Period	$633,357	$549,569

The accompanying notes are an integral part of these financial statements.

8

Alternative Strategies Fund
STATEMENT OF CASH FLOWS (Unaudited)
For the Six Months Ended December 31, 2014

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(39,057)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(4,182,201)
Sales of investments	2,324,129
Net purchase of short term securities	81,961
Net realized gain from investments, net of capital gain distributions	(301,095)
Net unrealized depreciation from investments	1,246,811

Changes in assets and liabilities
(Increase)/Decrease in assets:
Dividends and Interest Receivable	138,100
Prepaid Expenses and Other Assets	(13,089)
Increase/(Decrease) in liabilities:
Accrued Advisory Fees	(3,640)
Payable to Other Affiliates	(9,484)
Accrued Distribution Fee	743
Other Accrued Expenses	(25,500)
Net cash provided by operating activities	(782,322)

Cash flows from financing activities:
Proceeds from shares sold	2,971,179
Payment on shares redeemed	(1,862,871)
Cash distributions paid	(325,986)
Net cash used in financing activities	782,322

Net increase in cash	—
Cash at beginning of period	—
Cash at end of period	$—

Supplemental disclosure of non-cash activity:
Noncash financing activities not included herein consists of reinvestment of dividends	$492,393

The accompanying notes are an integral part of these financial statements.

9

Alternative Strategies Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Six					For the Period
	Months Ended		For the Year Ended June 30,			Ended
	December 31, 2014		2014	2013 (g)	2012 (g)	June 30, 2011*	(g)
	(Unaudited)
Net Asset Value, Beginning of Period	$9.98		$9.79	$10.01	$10.05	$10.00
Increase From Operations:
Net investment income (a)	0.33		0.49	0.39	0.29	0.22
Net gain (loss) from investments (both realized and unrealized)	(0.35)		0.29	(0.01)	0.26	0.13
Total from operations	(0.02)		0.78	0.38	0.55	0.35

Less Distributions:
From net investment income	(0.30)		(0.24)	(0.29)	(0.22)	(0.16)
From net realized gains on investments	—		—	(0.23)	(0.14)	—
From paid in capital	—		(0.35)	(0.08)	(0.23)	(0.14)
Total Distributions	(0.30)		(0.59)	(0.60)	(0.59)	(0.30)

Net Asset Value, End of Period	$9.66		$9.98	$9.79	$10.01	$10.05

Total Return (b)	0.13%		7.91%	3.92%	5.81%	3.53%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$27,631		$26,891	$27,581	$17,180	$10,255
Ratio to average net assets:
Expenses, Gross (d)	1.88	% (c)	1.90%	1.98%	2.28%	6.00	% (c)
Expenses, Net of Reimbursement (d)	1.75	% (c)	1.75%	1.75%	1.75%	1.75	% (c)
Net investment income, Net of Reimbursement (d)(f)	6.70	% (c)	4.73%	3.88%	2.93%	2.92	% (c)
Portfolio turnover rate	8.76	% (e)	20.94%	20.27%	13.76%	0.25	% (e)

*	The Fund commenced operations on September 28, 2010.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends, returns of capital and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(c)	Annualized for periods less than one year.

(d)	Does not include expenses of other investment companies in which the Fund invests.

(e)	Not annualized.

(f)	Recognition of investment income is affected by timing of and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Consolidated.

The accompanying notes are an integral part of these financial statements.

10

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
December 31, 2014

1.	Organization

Alternative Strategies Fund (the “Fund”) was organized as a Delaware statutory trust on June 15, 2010 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The investment objective of the Fund is to seek attractive risk-adjusted returns with low to moderate volatility and low correlation to the broader markets, through a concentrated multi-strategy alternative investment approach with an emphasis on income generation. The Fund pursues its investment objective by investing primarily in private and publicly traded alternative investment funds and real estate investment trusts (“REITs”). Investment funds include closed-end funds, open-end funds (mutual funds), limited partnerships, limited liability companies and other types of pooled investment vehicles. The Fund commenced operations on September 28, 2010.

2.	SUMMARY OF Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Valuation of Fund of Funds – The Fund may invest in funds of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value using the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Fund’s fair value team using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Fund, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security

11

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2014

issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. This team is composed of one or more representatives from each of the (i) Fund, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund invests in some securities which are not traded and the fair value team has established a methodology for fair value of each type of security. Generally, REITs are publicly registered but not traded. When the REIT is in the public offering period the Fund values the REIT at cost. The Fund generally purchases REITs at NAV or without a commission. However, start-up REITs amortize a significant portion of their start-up costs and therefore potentially carry additional risks that may impact valuation should a REIT be unable to raise sufficient capital and execute its business plan. As such, start-up REITs pose a greater risk than seasoned REITs because if they encounter going concern issues, they may see significant deviation in value from the fair value, cost basis approach as represented. Management is not aware of any information which would cause a change in cost basis valuation methodology currently being utilized for non-traded REITs in their offering period. Once a REIT closes to new investments, the Fund values the security based on the movement of an appropriate market index or traded comparable until the REIT issues an updated market valuation. Additionally, certain other non-publicly traded investments held by the Fund are valued based on the movement of an appropriate benchmark or company provided market valuation. The private investments are monitored for any independent audits of the security or impairments reported on the potential value of the security and the fair value is generally adjusted to depreciation in the case of hard assets. The Valuation Committee meets frequently to discuss the valuation methodology and will adjust the value of a security if there is a public update to such valuation.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-

12

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2014

term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2014 for the Fund’s assets measured at fair value:

Assets*	Level I	Level 2	Level 3	Total
Common Stock	$7,596,034	$—	$—	$7,596,034
Real Estate Investment Trusts	4,038,597	7,966,340	1,525,386	13,530,323
Senior Common Stock	—	—	10,110	10,110
Closed-End Fund	2,567,862	—	—	2,567,862
Mutual Fund	262,859	—	—	262,859
Private Investments	—	—	3,448,138	3,448,138
Short-Term Investments	81,961	—	—	81,961
Total	$14,547,313	$7,966,340	$4,983,634	$27,497,287

*	Refer to the Portfolio of Investments for industry classifications.

There were no transfers between Level 1, Level 2 or Level 3 during the period.

It is the Fund’s policy to record transfers into or out of any level at the end of the reporting period.

13

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2014

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

	Real Estate Investment Trusts	Private Investments	Senior Common Stock	Total
Beginning Balance	$—	$3,449,411	$12,873	$3,462,284
Total realized gain (loss)	—	—	—	—
Change in Unrealized Appreciation	—	(227,755)	(2,763)	(230,518)
Cost of Purchases	1,525,386	226,482	—	1,751,868
Proceeds from Sales and Return of Capital	—	—	—	—
Accrued Interest	—	—	—	—
Net transfers in/out of level 3	—	—	—	—
Ending Balance	$1,525,386	$3,448,138	$10,110	$4,983,634

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012-2014), or expected to be taken in the Fund’s 2015 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended December 31, 2014, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Distributions to Shareholders – Distributions from investment income are declared and recorded on a daily basis and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification– The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	Advisory Fee and Other Related Party Transactions

Advisory Fees – Pursuant to an investment advisory agreement between the Fund and Ladenburg Thalmann Asset Management, Inc. (the “Adviser”) and (the “Advisory Agreement”), investment advisory services are provided to the Fund. Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.75% of the average daily net assets of the Fund. For the six months ended December 31, 2014, the Adviser earned advisory fees of $101,539.

14

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2014

The Adviser has contractually agreed to waive all or part of its advisory fees and/or make reimbursements to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired (underlying) fund fees and expenses, or extraordinary expenses such as litigation) at least until October 31, 2015, so that the total annual operating expenses of the Fund do not exceed 1.75% of the Fund’s average daily net assets. Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed. During the six months ended December 31, 2014, the Adviser waived fees of $17,848.

As of June 30, 2014, the Adviser has $163,014 of waived fees and reimbursed expenses that may be recovered by the following dates:

June 30, 2015	June 30, 2016	June 30, 2017	Total
$72,266	$52,696	$38,052	$163,014

Pursuant to a separate servicing agreement with Gemini Fund Services, LLC, (“GFS”), the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) – Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

Amounts owed to GFS for these various services are reflected as Payable to other affiliates in the Statement of Assets and Liabilities.

Distributor – The distributor of the Fund is Ladenburg Thalmann & Co., Inc. (the “Distributor”). The Board has adopted, on behalf of the Fund, a Shareholder Services Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the Shareholder Services Plan, the Fund may pay 0.25% per year of its average daily net assets for such services. For the six months ended December 31, 2014, the Fund incurred shareholder servicing fees of $33,847.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Adviser. For the six months ended December 31, 2014, the Distributor received $74,265 in underwriting commissions for sales of the Fund’s shares, of which $4,493 was retained by the principal underwriter or other affiliated broker-dealers.

Additionally, Ladenburg Thalmann & Co., Inc. executed portfolio trades on behalf of the Fund for which they received $1,454 in trade commissions during the six months ended December 31, 2014.

15

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2014

4.	Investment Transactions

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended December 31, 2014 amounted to $3,984,207 and $2,234,129, respectively.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following fiscal years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2014	June 30, 2013
Ordinary Income	$686,616	$744,407
Long-Term Capital Gain	—	465,042
Return of Capital	930,494	186,202
	$1,617,110	$1,395,651

As of June 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Capital	Post October	Unrealized	Total
Loss	Loss and	Appreciation/	Accumulated
Carry Forward	Late Year Loss	(Depreciation)	Earnings/(Deficit)
$(164,122)	$(84,559)	$1,982,140	$1,733,459

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales and adjustments for partnerships and C-Corporation return of capital distributions.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $84,559.

At June 30, 2014 the Fund had capital loss carryforwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$145,719	$18,403	$164,122

Permanent book and tax differences primarily attributable to the reclassification of fund distributions and tax adjustments for partnerships, C-Corporation return of capital distributions and the Fund’s wholly owned subsidiary resulted in reclassification for the fiscal year ended June 30, 2014 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income	Gain
$(118,024)	$(428,970)	$546,994
16

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2014

6.	INVESTMENT IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of December 31, 2014, the Fund was invested in the following restricted securities:

Security	Initial Acquisition Date	Shares	Cost	Value	% of Net Assets
Cypress Equpment Fund 17 LLC	12/27/2010	223	$207,500	$91,701	0.33%
Cypress Equpment Fund 18 LLC	04/01/2011	651	$604,990	$202,431	0.73%
Walton Kimberlin Heights, LP	12/27/2010	36,635	$340,705	$340,705	1.23%
Walton Sherwood Acres, LP	04/29/2011	10,752	$99,994	$99,994	0.36%
Walton US Land Fund 1, LP	11/08/2011	10,752	$99,993	$99,993	0.36%
Walton US Land Fund 2, LP	08/22/2012	19,855	$157,323	$140,176	0.51%
Walton US Land Fund 3, LP	11/16/2012	37,655	$350,192	$332,871	1.20%

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements other than the following:

The Fund launched Class C shares on January 21, 2015, with the original Class becoming Class A. The Fund completed a quarterly repurchase offer on January 23, 2015 which resulted in 1.70% of Class A shares being repurchased for $471,038.

17

Alternative Strategies Fund
EXPENSE EXAMPLE (Unaudited)
December 31, 2014

As a shareholder of the Fund you incur two types of costs; (1) transaction costs or sales loads, and (2) ongoing costs, including management fees, shareholder service fees and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time and held for the entire period from July 1, 2014 through December 31, 2014.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales loads which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (7/1/14)	Ending Account Value (12/31/14)	Expenses Paid During the Period* (7/1/14 to 12/31/14)
Actual	$1,000.00	$1,001.30	$8.83
Hypothetical (5% return before expenses)	$1,000.00	$1,016.38	$8.89

*	Expenses Paid During Period are equal to Fund’s annualized expense ratio of 1.75%, multiplied by the number of days in the period from July 1, 2014 through December 31, 2014 (184) divided by the number of days in the fiscal year (365).
18

Alternative Strategies Fund* - Ladenburg Thalmann Asset Management, Inc. (Unaudited)

In connection with the regular meeting held on August 12, 2014 the Board of Trustees (the “Trustees”) of the Alternative Strategies Fund (the “Fund”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between the Fund and Ladenburg Thalmann Asset Management, Inc. (the “Adviser”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that the Adviser and its affiliates currently manage approximately $1.9 billion in assets and since 1982 has provided personalized investment strategies and solutions specializing in asset allocation and diversification strategies, wealth management, private investment management, separate account management and alternative investments for individuals, families, endowments, retirement plans and profit sharing plans. They considered that the Adviser is a subsidiary of Ladenburg Financial Services, Inc., a full service financial company and can benefit from the intellectual resources of its larger affiliate. The Board reviewed the background of the key investment personnel responsible for servicing the Fund and acknowledged its familiarity and satisfaction with the team, noting their level of experience in creating and implementing customized investment solutions and years of financial industry experience covering areas of operations, trading, risk management and compliance. The Board considered that the Adviser provides research and analysis, portfolio construction and compliance services to the Fund in addition to having an investment committee that supports the portfolio manager with additional research, due diligence and ongoing analysis on the Fund’s investment sectors and the macro-economy. The Board recognized that the Adviser has extensive experience with investments in Non-Traded REITs and Reg D products that make up a fair portion of the portfolio, but also considered the Adviser’s use of an independent due diligence provider’s analysis and updated information received directly from the non-traded companies as part of its regular diligence process to be a good control and benefit to shareholders. The Board noted that the Adviser was receptive to the additional due diligence processes recommended by the Board and management earlier this year, which have brought an additional layer of control to the Adviser’s overall compliance process. The Board considered that the Adviser reviews the assets and trades daily, in addition to reviewing monthly and quarterly compliance checklists, helping ensure compliance to the Fund’s guidelines. The Board reviewed and was satisfied that the Adviser is complying with best execution practices, noting the Adviser transacts security trades for the Fund through its affiliated broker-dealer, LT&C, at an industry competitive pricing structure with a maximum cost limit regardless of size which the Board considered reasonable. The Board confirmed its familiarity with the Adviser and noted they have regular meetings with the portfolio manager who has always been candid and responsive to comments and recommendations by the Board. The Board is comfortable that the Adviser has performed its responsibilities well and will continue to provide a high level of quality service to the Fund for the benefit of its shareholders.

Performance. The Trustees noted that the Adviser has shown the ability over the last three years to accomplish the Fund’s objective of solid risk-adjusted returns with low volatility and low correlation to broader markets. They further considered that the Fund has outperformed the Credit Suisse Liquid Alternative Index, the Adviser selected benchmark, and has shown the ability to provide solid alpha at +3.76%. They noted that while the Fund’s standard deviation is higher than the benchmark, the Fund’s performance appears to affirm the Adviser’s approach. The Board also noted that over the last three years the Fund has outperformed the benchmark, the Morningstar category, as well as the Adviser chosen peer group, and feels it is reasonable to retain the Adviser for the Fund.

Fees and Expenses. The Board noted the charges a 0.75% advisory fee based on the average net assets of the Fund. The Board compared the advisory fee and net expense ratio of the Fund to the fees and expenses

19

charged by a peer group of funds and Morningstar Category averages. The Trustees noted that the Fund’s advisory fee was lower than the peer group average and Adviser selected Morningstar OE Multialternative category average, but higher than the Morningstar CE Multialternative category. The Board further noted that the Fund’s net expense ratio is higher than the peer group and Morningstar Category averages, but considered that the Adviser has contractually agreed to limit the total expenses of the Fund thereby making the Fund’s total expenses more comparable to its benchmarks. The Trustees concluded that the Fund’s advisory fee, as well as its overall expense ratio, were reasonable in light of the services the Fund receives from its Adviser, and the level of fees paid by a peer group of other similarly managed mutual funds.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether there is potential for realization of any further economies of scale. The Trustees noted the Adviser’s willingness to consider breakpoints as the Fund grows, that economies were not expected to be reached during the next year of services under the agreement, and agreed that the matter of economies of scale would be revisited as the Fund size materially increases.

Profitability. The Board considered the profits realized by the Adviser in connection with the operation of the Fund, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Board also considered the profits realized by the Adviser and its affiliate from other activities related to the Fund. It noted the profits realized by the Adviser, in terms of actual dollars, were relatively small by industry standards. The Board further noted that the Adviser benefits from its affiliation with its parent company, and noted that if the parent company required an allocation of its overhead expenses to the Adviser, the Adviser’s profits would be reduced. The Trustees concluded the Adviser’s level of profitability from its relationship with the Fund was not excessive.

 Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Board concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.
20

PRIVACY NOTICE

Rev. Feb 2014

FACTS	WHAT DOES ALTERNATIVE STRATEGIES FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alternative Strategies Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alternative Strategies Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-803-6583

Rev. Feb 2014

Who we are
Who is providing this notice?	Alternative Strategies Fund
What we do
How does Alternative Strategies Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Alternative Strategies Fund collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■      Affiliates from using your information to market to you

■      Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Alternative Strategies Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Alternative Strategies Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Alternative Strategies Fund doesn’t not jointly market.

Investment Adviser

Ladenburg Thalmann Asset Management, Inc.

570 Lexington Avenue, 11th Floor

New York, NY 10022

Administrator

Gemini Fund Services, LLC

80 Arkay Drive Suite 110

Hauppauge, NY 11788

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-803-6583 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-803-6583.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Hertl is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Ladenburg Thalmann Asset Management, Inc. (hereinafter, “Ladenburg”, “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to direct investments in companies held in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that portfolio managers that invest in and track particular companies have a unique perspective to make decisions with regard to proxy votes. Therefore, we rely on that perspective to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight and expertise from outside sources as to how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance. Of greater importance is the skill set of the proposed board member. We will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1. Requiring senior executives to hold stock in a company.

2. Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

There are arguments both in favor of and against shareholder rights plans, also known as poison pills. For example, such measures may tend to entrench or provide undue compensation to current management, which we generally consider to have a negative impact on shareholder value. Therefore, our preference is for a plan that places shareholder value in a priority position above interests of management.

SUMMARY OF PROXY VOTING PROCEDURES

As a fiduciary to its investors, Ladenburg recognizes the need to actively manage and vote proxies and other shareholder actions and consents that may arise in the course of its investment advisory activities on behalf of its clients. However, due to the nature of the investments of the Fund and indirect exposure to underlying equity investments, we believe that it would be rare that Ladenburg would be in a position to cast a vote or called upon to vote a proxy.

In the event that Ladenburg does receive a proxy notice, shareholder consent, or is otherwise entitled to vote on any issue related to the investments of its advisory client accounts, Ladenburg will process and vote all shareholder proxies and other actions in a timely manner insofar as Ladenburg can determine based on the facts available to Ladenburg at the time of its action, in the best interests of the affected Ladenburg advisory client(s). Although Ladenburg expects that proxies will generally be voted in a manner consistent with the guidelines set forth in this policy, there may be individual cases where, based on facts available to Ladenburg, voting according to policy would not be in the best interests of the fund and its shareholders. In such cases, Ladenburg may vote counter to the stated policy.

Proxy Voting Procedure

1) Notices received are reviewed by the Compliance Department;

2) Forwarded to the Research & Asset Allocation Department for review and voting decision;

3) Vote or consent entered according to Ladenburg’s best judgment under the facts and circumstances presented. Such decision shall be made, documented and approved by the Research & Asset Allocation Department and at least one member of the Executive Committee;

4) Final review and sign-off by Compliance Department and filing with a copy in the Proxy Voting Log.

Ladenburg may at any time, outsource Proxy Voting responsibilities to Institutional Shareholder Services (“ISS”) or similar service provider that the Executive Committee may approve, provided that such service provider votes each proxy based on decisions made by Ladenburg.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-643-3431 and can also be found on the EDGAR database on the web at http://www.sec.gov. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Mr. Philip Blancato, President of Ladenburg Thalmann Asset Management, Inc. (the “Adviser”), is the Fund’s portfolio manager. Mr. Blancato has primary responsibility for management of the Fund’s investment portfolio and has served the Fund in this capacity since it commenced operations in 2010.  Mr. Blancato’s primary responsibilities at the Adviser involve creating and distributing high net worth fee-based platforms and serving as the managing member of the firm’s Investment Policy Committee which determines the strategic outlook for all the firm’s clients’ investments.  Mr. Blancato is also a Member of the Board of Directors of each of the Adviser’s parent company (LTFSI) subsidiary companies, Ladenburg Thalmann and Co. Inc., Triad Advisors, Inc. and Investacorp, Inc. where he helps make strategic decisions about each company’s initiatives. Prior to joining Ladenburg Thalmann in 2004, Mr. Blancato worked for Powell Johnson as the Managing Director of Advisory Services where he directed the creation and implementation of a suite of fee-based platforms.  Mr. Blancato also worked at Prudential Securities for twelve years where he held various positions within the Investment Management Services division including First Vice President and Director of Portfolio Management Programs where he developed and improved upon the positioning and functionality of discretionary fee-based programs.  During his tenure, the Portfolio Management division became one of the most successful divisions within Prudential Securities with assets in excess of $16 billion.

As of June 30, 2014, Mr. Blancato was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Because the portfolio manager manages assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Mr. Blancato receives a salary, retirement plan benefits and performance-based bonus from the Adviser.

As of June 30, 2014, the Portfolio Manager’s ownership of the Fund was as follows:

Portfolio Manager	Dollar Range of Shares Owned
Mr. Philip Blancato	$10,001-$50,000

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Alternative Strategies Fund

By (Signature and Title)

/s/ Andrew Rogers

Andrew B. Rogers, President

Date 2/28/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew Rogers

Andrew B. Rogers, President

Date 2/28/15

By (Signature and Title)

/s/Kevin Wolf

Kevin Wolf, Treasurer

Date 2/28/15